UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 8, 2012

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200

HOUSTON, TEXAS 77057

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 — RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished pursuant to Item 2.02 of Form 8-K and, according to general instruction B.2. thereunder, shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement filed by Consolidated Graphics, Inc. (the “Company”) under the Securities Act of 1933, as amended, and will not be so incorporated by reference into any future registration statement unless specifically identified as being incorporated by reference.

On August 8, 2012, the Company announced its 2013 first quarter results. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The attached press release may contain forward-looking statements, as described in the press release.  Readers are cautioned that such statements involve known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations expressed or implied by these forward-looking statements.

The Company will hold a conference call today at 10:00 a.m. Central Time/11:00 a.m. Eastern Time to discuss the Company’s financial results for the first quarter ended June 30, 2012.  A live webcast and subsequent archive of the conference call, as well as a copy of this Current Report and attached press release, can be accessed at www.cgx.com under the Investor Relations page.  A rebroadcast of the call will be available by dialing 888-286-8010 or 617-801-6888 by entering the Conference ID “28732451.”  The rebroadcast will be available from August 8 until midnight August 15, 2012.

During today’s conference call, management’s discussion of the Company’s financial results may include references to certain non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with United States generally accepted accounting principles (“GAAP”). Pursuant to the rules adopted by the SEC relating to the use of such financial measures in filings with the SEC, other disclosures of financial information and press releases, the Company provides the following qualitative and quantitative reconciliations regarding the non-GAAP financial measures to which management may refer. In addition, the sum of quarterly amounts in the accompanying tables may not equal full year amounts due to rounding differences.  The total for each period in the accompanying tables may also not equal the sum of the components due to rounding differences.

The Company defines Adjusted EBITDA as our net income (loss) before interest, income taxes expenses (benefits), depreciation and amortization, goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense, non-cash foreign currency transaction net gains and losses and net losses and gains from asset dispositions.  We define Adjusted EBITDA Margin as Adjusted EBITDA divided by sales.  The Company uses Adjusted EBITDA and Adjusted EBITDA Margin both as a liquidity and performance measure when evaluating its business and operations. We believe Adjusted EBITDA and Adjusted EBITDA

Margin may be useful to an investor in evaluating our liquidity and/or operating performance because:

•                  it is widely used by investors in our industry to measure a company’s operating performance without regard to items such as income taxes, interest, depreciation, non-cash currency transactions, impairments and amortization expenses, accretion of pension liability, other charges and long-term non-cash share-based compensation expense, which can vary substantially from company to company depending upon accounting policies and book value of assets, capital structure and the method by which assets were acquired;

•                  it helps investors more meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest charges on our outstanding debt), asset base (primarily depreciation and amortization expense and goodwill impairment charges), non-cash net gains and losses from foreign currency transactions, and long-term non-cash share-based incentive plans from our operating results; and

•                  it helps investors to assess compliance with financial ratios and covenants included in our primary bank facility.

Adjusted EBITDA should not be considered as an alternative to any measure of operating results as promulgated under GAAP (such as operating income, net income or cash flow from operating activities), nor should it be considered as an indicator of our overall financial performance or our ability to satisfy current or future obligations and fund or finance future business opportunities. Adjusted EBITDA does not fully consider the impact of investing or financing transactions as it specifically excludes depreciation and interest expense, amortization and impairment of intangible and other long-lived assets, including goodwill, as well as the net gain or loss from non-cash foreign currency transactions, long-term share-based compensation expense, other charges and accretion of pension liability, and the net loss and gain from asset dispositions, all of which should also be considered in the overall evaluation of the Company’s results and liquidity.

	Fiscal		Fiscal 2012				Fiscal 2013
($MM)	2011	2012	Q1	Q2	Q3	Q4	Q1	LTM
Sales	1,054.0	1,045.2	243.4	267.4	283.9	250.6	238.3	1,040.1

Net income (loss)	41.4	14.1	1.6	7.5	10.8	(5.9)	(0.4)	12.1
Income tax expense (benefit)	23.9	6.4	0.4	4.7	5.1	(3.9)	(0.6)	5.3
Interest expense, net	7.6	6.3	1.6	1.6	1.7	1.5	1.5	6.2
Depreciation and amortization	68.9	72.4	17.4	17.7	18.7	18.6	18.5	73.5
Goodwill impairment charge	—	2.0	—	—	2.0	—	—	2.0
Other charges and accretion of pension liability	(1.9)	19.2	4.7	0.7	0.2	13.6	1.7	16.2
Share-based compensation expense	3.3	2.7	0.6	0.5	0.7	0.8	0.7	2.7
Non-Cash foreign currency transaction loss (gain)	0.2	0.3	0.1	0.2	0.2	(0.1)	(0.1)	0.2
Net loss (gain) from asset dispositions*	(0.1)	(0.3)	(0.1)	(0.2)	(0.3)	0.4	0.1	(0.0)
Adjusted EBITDA	143.3	122.9	26.2	32.6	39.1	25.0	21.4	118.2
Adjusted EBITDA Margin	13.6%	11.8%	10.8%	12.2%	13.8%	10.0%	9.0%	11.4%

* Included in depreciation and amortization in the Company’s Consolidated Statements of Cash Flows

The Company defines Free Cash Flow as net cash provided by operating activities less capital expenditures plus proceeds from asset dispositions.  The Company considers Free Cash Flow to be an important indicator of our operating flexibility and a representative measure of our ability to satisfy current and future obligations and fund or finance future business opportunities and believes it may be similarly useful to investors.

	Fiscal		Fiscal 2012				Fiscal 2013
($MM)	2011	2012	Q1	Q2	Q3	Q4	Q1	LTM

Net cash provided by operating activities	101.2	108.2	28.4	10.1	24.9	44.9	22.0	101.9
Capital expenditures*	(68.8)	(60.0)	(17.3)	(11.8)	(19.7)	(11.2)	(15.3)	(58.0)
Proceeds from asset dispositions	3.9	3.2	0.3	0.5	1.8	0.5	0.2	3.0
Free Cash Flow	36.3	51.4	11.4	(1.2)	7.0	34.2	7.0	46.9

* Capital expenditures include all expenditures for property, plant and equipment, including those that are directly financed.

The Company defines Adjusted Operating Income as operating income (loss) before goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense and non-cash foreign currency transaction net gains and losses.  The Company defines Adjusted Operating Margin as Adjusted Operating Income divided by sales. Adjusted Operating Income is an important performance measure used by the Company to analyze and compare post-acquisition financial trends and results of its various operations.  The Company believes this non-GAAP financial measure may help investors better understand our operating results by eliminating goodwill impairment charges, long-lived asset impairment charges, other charges, accretion of pension liability, share-based compensation expense, and the non-cash net losses and gains from foreign currency transactions pursuant to the revaluation of certain transactions denominated in currencies other than of the Company’s functional currency.

	Fiscal		Fiscal 2012				Fiscal 2013
($MM)	2011	2012	Q1	Q2	Q3	Q4	Q1	LTM

Sales	1,054.0	1,045.2	243.4	267.4	283.9	250.6	238.3	1,040.1

Operating income (loss)	73.0	26.7	3.6	13.9	17.6	(8.3)	0.5	23.7
Goodwill impairment charge	—	2.0	—	—	2.0	—	—	2.0
Other charges and accretion of pension liability	(1.9)	19.2	4.7	0.7	0.2	13.6	1.7	16.2
Share-based compensation expense	3.3	2.7	0.6	0.5	0.7	0.8	0.7	2.7
Non-cash foreign currency transaction loss (gain)	0.2	0.3	0.1	0.2	0.2	(0.1)	(0.1)	0.2
Adjusted Operating Income	74.6	50.8	8.9	15.2	20.7	6.0	2.8	44.8
Adjusted Operating Margin	7.1%	4.9%	3.7%	5.7%	7.3%	2.4%	1.2%	4.3%

The Company defines Adjusted Net Income as net income (loss) before goodwill impairment charges, other charges and accretion of pension liability, share-based compensation expense and non-cash foreign currency transaction net gains and losses, all net of tax. The Company believes this non-GAAP financial measure may help investors better understand our ongoing operating results by eliminating goodwill impairment charges, long-lived asset impairment charges, other charges and accretion of pension liability, share-based compensation expense and the non-cash net losses and gains from foreign currency transactions, all net of taxes.

	Fiscal		Fiscal 2012				Fiscal 2013
($MM)	2011	2012	Q1	Q2	Q3	Q4	Q1	LTM

Net income (loss)	41.4	14.1	1.6	7.5	10.8	(5.9)	(0.4)	12.1
Goodwill impairment charge	—	2.0	—	—	2.0	—	—	2.0
Tax benefit of goodwill impairment charge	—	(0.8)	—	—	(0.8)	—	—	(0.8)
Other charges and accretion of pension liabilitiy	(1.9)	19.2	4.7	0.7	0.2	13.6	1.7	16.2
Tax (benefit) expense of other charges and accretion of pension liability	0.7	(7.4)	(1.7)	(0.3)	(0.1)	(5.3)	(0.7)	(6.4)
Share-based compensation expense, net of taxes	2.0	1.6	0.4	0.3	0.4	0.5	0.4	1.6
Non-Cash foreign currency transaction loss (gain), net of taxes	0.2	0.2	—	0.1	0.1	(0.1)	—	0.2
Adjusted Net Income	42.4	28.9	4.9	8.3	12.7	2.9	1.0	24.9

The Company defines Adjusted Diluted Earnings per Share as Adjusted Net Income divided by diluted weighted average number of common shares outstanding.

	Fiscal		Fiscal 2012				Fiscal 2013
	2011	2012	Q1	Q2	Q3	Q4	Q1	LTM

Diluted earnings (loss) per share	3.57	1.32	0.14	0.69	1.04	(0.57)	(0.04)	1.1
Goodwill impairment charge	—	0.19	—	—	0.19	—	—	0.2
Tax benefit of goodwill impairment charge	—	(0.07)	—	—	(0.07)	—	—	(0.1)
Other charges and accretion of pension liability	(0.16)	1.79	0.41	0.06	0.02	1.32	0.16	1.6
Tax (benefit) expense of other charges and accretion of pension liability	0.06	(0.70)	(0.15)	(0.02)	(0.01)	(0.51)	(0.06)	(0.6)
Share-based compensation expense, net of taxes	0.17	0.15	0.03	0.03	0.04	0.05	0.04	0.2
Non-Cash foreign currency transaction loss (gain), net of taxes	0.01	0.02	—	0.01	0.01	(0.01)	—	0.0
Adjustment for diluted shares outstanding	—	—	—	—	—	—	(0.01)	(0.0)
Adjusted Diluted Earnings per Share	3.65	2.70	0.43	0.77	1.22	0.28	0.09	2.36

ITEM — 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  EXHIBITS

The following exhibit is filed herewith:

99.1  Press release of the Company dated August 8, 2012, announcing the Company’s fiscal 2013 first quarter results.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By:	/s/ Jon C. Biro
Jon C. Biro
Executive Vice President and
Chief Financial and Accounting Officer

Date: August 8, 2012

Exhibit Index

Exhibit Number	Description
99.1	Press release of the Company dated August 8, 2012, announcing the Company’s fiscal 2013 first quarter results.